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                                                                    EXHIBIT 10.7


                             COMMAND SYSTEMS, INC.
                             76 Batterson Park Road
                             Farmington,  CT  06032


                                                          As of January 1, 1998

Edward G. Caputo
6 Morgan Place
Avon, CT  06001

  Re:  Employment Agreement
       --------------------

Dear Mr. Caputo:

  This letter is to confirm our understanding with respect to (i) your employment by Command Systems, Inc. (the "Company"), (ii) your agreement not to compete with the Company and (iii) your agreement to protect and preserve information and property which is confidential and proprietary to the Company (the terms and conditions agreed to in this letter shall hereinafter be referred to as the "Agreement"). In consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, we have agreed as follows:

  1.  Employment; Board of Directors.  The Company will employ you, and you
      ------------------------------
agree to be employed by the Company, as President and Chief Executive Officer of the Company. You shall have the responsibilities, duties and authority commensurate with such positions. You shall devote your full time and best efforts in the performance of the foregoing services.

  2.  Term of Employment. Your employment hereunder shall commence the date of
      ------------------
this Agreement (the "Commencement Date") and shall continue until the third anniversary of the Commencement Date, provided that on the third anniversary of
                                      --------
the Commencement Date, and each anniversary thereafter, the term of your employment hereunder shall be automatically extended for an additional period of one (1) year unless either you or the Company shall have given written notice to the other that such automatic extension not occur, which notice was given no later than sixty (60) days prior to the relevant anniversary of the Commencement Date.

  3.  Compensation; Benefits.
      ----------------------

  (a)  Salary.  The Company shall pay you as your compensation for your services
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and agreements hereunder during the term of this Agreement a base salary determined from time to time by the Company's Board of Directors, payable in substantially equal installments in accordance with the Company's payroll practices for its senior executives as in effect from time to time, less any amounts required to be withheld under applicable law.

  (b)  Annual Bonus.  The Company may pay you an incentive performance bonus,
       ------------
which shall be determined in good faith by the Board of Directors taking into consideration, among other things, the achievement of milestones by the Company.

  (c)  Vacation.  You shall be entitled to vacation, paid holidays and personal
       --------
days in accordance with the Company's policies with respect to its executives as in effect from time to time.
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  (d)  Fringe Benefits.  You shall be entitled to participate in any employee
       ---------------
benefit plans which the Company provides or may establish for the benefit of its employees.

  (e)  Reimbursement of Expenses.  You shall be entitled to reimbursement for
       -------------------------
ordinary and reasonable out-of-pocket travel expenses which are reasonably incurred by you in furtherance of the Company's business in accordance with the Company's policies as in effect from time to time.

  4.   Prohibited Competition.
       ----------------------

       (a)   Certain Acknowledgments and Agreements.
             --------------------------------------

       (i) You recognize and acknowledge the competitive and sometimes proprietary aspects of the business of the Company.

       (ii) You acknowledge and agree that, for purposes of this Agreement, a business will be deemed competitive with the Company if it is engaged in rendering of information technology consulting or staffing services to organizations in the insurance, banking, brokerage or other financial service industries.

       (iii) You further acknowledge and agree that, during the course of your performing services for the Company, the Company will furnish, disclose or make available to you confidential and proprietary information related to the Company's business. You also acknowledge that such confidential information and has been developed and will be developed by the Company through the expenditure by the Company of substantial time, effort and money and that all such confidential information could be used by you to compete with the Company.

  (b)  Covenant Not to Compete.  During the term of your employment with the
       -----------------------
Company (the "Term") and for a period of two (2) years following the termination of the Term, you shall not, anywhere in the United States or India, without the prior written consent of the Company:

       (i) For yourself or on behalf of any other person or entity, directly or indirectly, either as principal, agent, stockholder, employee, consultant, representative or in any other capacity, own, manage, operate or control, or be concerned, connected or employed by, or otherwise associate in any manner with, engage in or have a financial interest in any business which is directly or indirectly competitive with the business of the Company; provided that
                                                              --------
  nothing contained herein shall preclude you from purchasing or owning securities of any such business if (A) such securities are publicly traded (B) your holdings do not exceed three (3%) percent of the issued and outstanding securities of any class of securities of such business; or

       (ii) Either individually or on behalf of or through any third party, solicit, divert or appropriate or attempt to solicit, divert or appropriate, for the purpose of competing with the Company or any present or future parent, subsidiary or other affiliate of the Company which is engaged in a similar business as the Company, any partner, licensor, licensee, supplier or customer of the Company, or any prospective partner, licensor, licensee, supplier or customer with respect to which the Company has developed or made a presentation or engaged in negotiations or discussions; or

       (iii) Either individually or on behalf of or through any third party, directly or indirectly, solicit, entice or persuade or attempt to solicit, entice or persuade any other employees of or consultants to the Company or any present or future parent, subsidiary or affiliate of the Company to leave the services of the Company or any such parent, subsidiary or


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  affiliate for any reason.

  (c)  Reasonableness of Restrictions. You further recognize and acknowledge
       ------------------------------
that (i) the types of employment which are prohibited by this Section 4 are narrow and reasonable in relation to the skills which represent your principal salable asset both to the Company and to your other prospective employers and
(ii) the specific but broad scope of the provisions of this Section 4 is reasonable, legitimate and fair to you in light of the Company's needs to sell and market its services in order to make the Company's business profitable and in light of the limited restrictions on the type of employment prohibited herein compared to the types of employment for which you are qualified to earn your livelihood.

  (d)  Scope of Restrictions.  You acknowledge and agree that the restrictions
       ---------------------
upon your activities contained in this Section 4 apply to your personal conduct in the broadest sense, whether you engage in such activity directly or indirectly, including, without limitation, indirect engagement in an activity through a corporation, partnership or any other entity or through a spouse, descendant or any other family member.

  (e)  Survival of Acknowledgments and Agreements.  Your acknowledgments and
       ------------------------------------------
agreements set forth in this Section 4 shall survive the expiration or termination of this Agreement and the termination of your employment with the Company for any reason.

  5.   Protected Information.  You shall at all times, both during and after any
       ---------------------
termination of this Agreement by either you or the Company, maintain in confidence and shall not, without the prior written consent of the Company, use, except in the course of performance of your duties for the Company, disclose or give to others any fact or information which was disclosed to or developed by you during the course of performing services for the Company and is not generally available to the public, including but not limited to information and facts concerning business plans, customers, future customers, suppliers, licensors, licensees, partners, investors, affiliates or others, training methods and materials, financial information, sales prospects, client lists, Inventions (as defined in Section 6), or any other scientific, technical, trade or business secret or confidential or proprietary information of the Company or of any third party provided to you prior to or during the Term. In the event you are questioned by anyone not employed by the Company or by an employee of or a consultant to the Company not authorized to receive such information, in regard to any such information or any other secret or confidential work of the Company, or concerning any fact or circumstance relating thereto, you will promptly notify the Board of Directors of the Company.

  6.   Ownership of Ideas, Copyrights and Patents.
       ------------------------------------------

  (a)  Property of the Company. You agree that all ideas, discoveries,
       -----------------------
creations, manuscripts and properties, innovations, improvements, know-how, inventions, designs, developments, apparatus, techniques, methods, and formulae (all of the foregoing being hereinafter referred to as "the Inventions") which may be used in the business of the Company, whether patentable, copyrightable or not, which you may conceive, reduce to practice or develop prior to or during the Term, alone or in conjunction with another, or others, and whether at the request or upon the suggestion of the Company, or otherwise, shall be the sole and exclusive property of the Company, and that you shall not publish any of the Inventions without the prior written consent of the Company. You hereby assign to the Company all of your right, title and interest in and to all of the foregoing. You further represent and agree that to the best of your knowledge and belief none of the Inventions will violate or infringe upon any right, patent, copyright, trademark or right of


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

privacy, or constitute libel or slander against or violate any other rights of any person, firm or corporation and that you will use your best efforts to prevent any such violation.

  (b)  Cooperation. At any time during or after the Term, you agree that you
       -----------
will fully cooperate with the Company, its attorneys and agents in the preparation and filing of all papers and other documents as may be required to perfect the Company's rights in and to any of such Inventions, including, but not limited to, joining in any proceeding to obtain letters patent, copyrights, trademarks or other legal rights of the United States and of any and all other countries on such inventions, provided that the Company will bear the expense of such proceedings, and that any patent or other legal right so issued to you, personally, shall be assigned by you to the Company without charge by you.

  7.   Disclosure to Future Employers. You agree that you will provide, and that
       ------------------------------
the Company may similarly provide in its discretion, a copy of the covenants contained in Sections 4, 5 and 6 of this Agreement to any business or enterprise which you may directly, or indirectly, own, manage, operate, finance, join, control or in which you participate in the ownership, management, operation, financing, or control, or with which you may be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise.

  8.   Records.  Upon termination of your relationship with the Company, you
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shall deliver to the Company any property of the Company which may be in your possession including products, materials, memoranda, notes, records, reports, or other documents or photocopies of the same.

  9.   Insurance. The Company, in its sole discretion, may apply for and procure
       ---------
in its own name (whether or not for its own benefit) policies of insurance insuring your life in such amounts as the Company deems advisable. You shall have no right, title or interest in or to any such policies of insurance, except as provided herein or to the extent your estate or other persons are specifically named as beneficiaries thereof. You agree to submit to any medical or other examinations and to execute and deliver any applications or other instruments in writing that are reasonably necessary to effectuate such insurance.

  10.  No Conflicting Agreements.  You hereby represent and warrant that you
       -------------------------
have no commitments or obligations inconsistent with this Agreement and you hereby agree to indemnify and hold the Company harmless against loss, damage, liability or expense arising from any claim based upon circumstances alleged to be inconsistent with such representation and warranty.

  11.  General.
       -------

  (a)  Notices.  All notices, requests, consents and other communications
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hereunder shall be in writing, shall be addressed to the receiving party's address set forth above or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.


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

  (b)  Entire Agreement.  This Agreement embodies the entire agreement and
       ----------------
understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

  (c)  Modifications and Amendments.  The terms and provisions of this Agreement
       ----------------------------
may be modified or amended only by written agreement executed by the parties hereto.

  (d)  Waivers and Consents.  The terms and provisions of this Agreement may be
       --------------------
waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

  (e)  Assignment. The Company may assign its rights and obligations hereunder
       ----------
to any person or entity who succeeds to all or substantially all of the Company's business or that aspect of the Company's business in which you are principally involved. Your rights and obligations under this Agreement may not be assigned by you without the prior written consent of the Company.

  (f)  Benefit.  All statements, representations, warranties, covenants and
       -------
agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

  (g)  Governing Law.  This Agreement and the rights and obligations of the
       -------------
parties hereunder shall be construed in accordance with and governed by the law the State of Connecticut, without giving effect to the conflict of law principles thereof.

  (h)  Severability. The parties intend this Agreement to be enforced as
       ------------
written. However, (i) if any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a duly authorized court having jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law; and (ii) if any provision, or part thereof, is held to be unenforceable because of the duration of such provision or the geographic area covered thereby, the Company and you agree that the court making such determination shall have the power to reduce the duration and/or geographic area of such provision, and/or to delete specific words and phrases ("blue-penciling"), and in its reduced or blue-penciled form such provision shall then be enforceable and shall be enforced.

  (i)  Headings and Captions.  The headings and captions of the various
       ---------------------
subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

  (j)  Injunctive Relief.  You hereby expressly acknowledge that any breach or
       -----------------
threatened breach of any of the terms and/or conditions set forth in Section 4, 5 or 6 of this Agreement will

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

result in substantial, continuing and irreparable injury to the Company. Therefore, you hereby agree that, in addition to any other remedy that may be available to the Company, the Company shall be entitled to injunctive or other equitable relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of the terms of Section 4, 5 or 6 of this Agreement.

  (k)  No Waiver of Rights, Powers and Remedies.  No failure or delay by a party
       ----------------------------------------
hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

  (l)  Expenses. Should any party breach this Agreement, in addition to all
       --------
other remedies available at law or in equity, such party shall pay all of any other party's costs and expenses resulting therefrom and/or incurred in enforcing this Agreement, including legal fees and expenses.

  (m)  Counterparts. This Agreement may be executed in one or more counterparts,
       ------------
and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  If the foregoing accurately sets forth our agreement, please so indicate by signing and returning to us the enclosed copy of this letter.

                                           Very truly yours,

                                           COMMAND SYSTEMS, INC.

                                           By:  /s/ Stephen L. Willcox
                                                ---------------------------
                                                Stephen L. Willcox
                                                Executive Vice President

Accepted and Approved as of the date above:


/s/ Edward G. Caputo
--------------------------
Edward G. Caputo


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